Annual Report

Equity
Income
Fund

December 31, 2002


LOGO: T. Rowe Price(registered trademark) (registered trademark)



REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Equity Income Fund

o Despite a healthy fourth quarter, stocks limped to the finish line at year-end and posted their third consecutive annual loss.

o The fund lost ground over the past six months and year but did better than the S&P 500 and the Lipper index of similar funds.

o The fund's relatively good performance was due primarily to several solid investments and smaller positions in the most disappointing stocks.

o Monetary easing by the Federal Reserve and a stimulative fiscal policy should help the economy and the stock market grow moderately in 2003.


REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at www.troweprice.com for more information.



Fellow Shareholders

At least it's over! Despite a healthy fourth-quarter rebound that offset some of the damage done over the summer, the equity market limped to the year-end finish line and posted its third negative annual return in a row. Stocks rallied in October and November before weakening again in the final month of trading. Value stocks outpaced growth shares in the fourth quarter and through all of 2002.


Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/02                            6 Months            12 Months
--------------------------------------------------------------------------------
Equity Income Fund                                  -9.72%              -13.04%

Equity Income Fund-
Advisor Class                                        -9.77               -13.18

S&P 500 Stock Index                                 -10.30               -22.10

Lipper Equity Income
Funds Index                                         -10.39               -16.43

As shown in the Performance Comparison table, your fund lost ground over the past six months and the full year ended December 31, 2002, but did better in both periods than the broad market measured by the Standard & Poor's 500 Stock Index and the Lipper index for similarly managed funds. Results for the Advisor Class shares were marginally lower because of a slightly higher expense ratio but were still well ahead of the benchmarks. The R Class shares were introduced during the final quarter and posted a gain for the period that also exceeded those of the benchmarks.


Performance Comparison
--------------------------------------------------------------------------------
Period Ended 12/31/02                                        3 Months
--------------------------------------------------------------------------------
Equity Income Fund-
R Class                                                          9.15%

S&P 500 Stock Index                                              8.44

Lipper Equity Income
Funds Index                                                      7.95


In 2000 and 2001, the fund managed to remain profitable in the face of a sharp sell-off in the equities market. However, despite our efforts to manage the portfolio as defensively as possible during the past year, the selling was pervasive and the fund sustained a loss-the first in three down years for the overall market. Challenging periods like this only remind us how unsatisfying good relative performance is when all the numbers are negative. Nevertheless, we take some pleasure in having mitigated shareholder losses during a dismal three-year stretch for stocks.


PORTFOLIO REVIEW

The fund's relatively good performance in 2002 was due to several solid investments in the portfolio while, at the same time, many of the most disappointing stocks were not among our larger positions. The best results for the past six months and year were generated by several sectors and stocks. Consumer products companies (General Mills, Hershey Foods, Clorox, and Procter & Gamble), capital goods and industrial companies (Lockheed Martin, Cooper Industries, 3M, DuPont), and companies such as American Express, SAFECO, Rouse, and Simon Property Group were among those providing the best relative performance for the fund. In health care, with the exception of our large investment in Merck, several of our pharmaceutical investments (Wyeth, Schering-Plough) were disappointing performers. In addition, holdings in the telecommunication services sector and some of our smaller technology investments hurt fund results for the year, although they did rebound somewhat in the fourth quarter.


Sector Diversification
--------------------------------------------------------------------------------
Periods Ended                                      6/30/02             12/31/02
--------------------------------------------------------------------------------
Consumer Discretionary                                13.8%                15.1%

Consumer Staples                                       7.9                  7.7

Energy                                                11.3                  9.9

Financials                                            18.5                 17.4

Health Care                                            6.9                  9.4

Industrials and Business Services                     16.7                 15.4

Information Technology                                 3.9                  4.1

Materials                                              5.7                  5.9

Telecommunication Services                             7.1                  7.2

Utilities                                              4.6                  5.0

Reserves                                               3.6                  2.9

Total                                                100.0%               100.0%


As the Major Portfolio Changes table following this letter shows, during the past six months we made significant investments in several companies that had been disappointing performers in the past year or two. It is common for us to take positions in the stocks of companies we like that have not done well, particularly when we can buy these shares at what appear to be attractive levels of valuation. Accordingly, we initiated positions in CIGNA, Home Depot, TXU, Baxter International, and Tyco International at prices substantially below levels of a year or two ago. Most of the companies eliminated or trimmed from the portfolio were among those that held up reasonably well in 2002. Consumer products and REITs were among this group, and we eliminated Procter & Gamble and cut back Simon Property Group. We eliminated a profitable investment in TRW when it was acquired by Northrop Grumman. The portfolio was nearly fully invested, with 97% in equities and 3% in cash equivalents. Financials, industrials and business services, and consumer discretionary stocks accounted for 17.4%, 15.4%, and 15.1% of assets, respectively.


Financial Profile
--------------------------------------------------------------------------------
                                                    Equity
As of 12/31/02                                 Income Fund              S&P 500
--------------------------------------------------------------------------------
Average Company Yield                                  2.6%                 1.7%

Price/Book Ratio                                      2.6X                  3.2

Price/Earnings Ratio
(2003 estimated EPS)*                                14.5X                16.7X

Historical Beta
(based on monthly
returns for 5 years)*                                 0.64                 1.00

* Source data: IBES. Forecasts are in no way an indication of future investment returns.


We would like to share our views with you on corporate governance issues, insofar as they affect how we vote company proxies on your behalf. Every year we vote proxies for all portfolio companies at their annual meetings. While the vast majority of proxy votes are straightforward and non-controversial, some proposals require more analysis and thought on our part, and we feel strongly about several issues. First, boards of directors must demonstrate responsible stewardship for the companies they oversee. We are happy to support them if they demonstrate proper stewardship and will raise issues with them and withhold our support if they do not. Second, we believe executives should be rewarded for the results they produce and the value they create. We have no problem with generous executive compensation when it is earned and justified. However, we do take issue with compensation schemes that detract significantly from the value of the shareholders' investment, or when there is little or no linkage between results and compensation. Third, we oppose efforts to weaken shareholders' abilities to exercise their rights as owners of the company. These include a wide range of proposals, such as alleged shareholder rights plans, anti-takeover provisions, and other changes designed to limit shareholders' rights. The proxy season heats up each spring, and we can assure you that we will closely monitor issues that affect your portfolio and vote consistently with your interests.


OUTLOOK

We believe the investment environment should show signs of improvement in 2003. We realize that we made similar comments in our semiannual report in June, but pinpointing the precise timing of a recovery is virtually impossible to do. The conditions are in place for an eventual economic upturn. In our view, the long series of rate cuts by the Federal Reserve, combined with a stimulative fiscal policy on the part of the Bush administration, should help the economy grow moderately in 2003. Last year's crisis in investor confidence is slowly fading and, while the precise outcome of the President's economic stimulus plan remains to be seen, any improvement in the tax treatment of dividends should benefit the type of companies in which we invest. Many investors moved out of stocks during the bear market and invested the proceeds in low-yielding cash alternatives, which could provide liquidity for a stock market advance through the rest of the year.

As always, investors face considerable uncertainties, not the least of which are the threat of further terrorist acts and a possible war with Iraq. Historically, investor psychology moves along a continuum between fear on one end and greed on the other. The greed era of the late '90s is clearly over and fear has taken hold. Stocks often perform well coming out of these periods, and we are hopeful that this will be the case as we progress through 2003. For our part, we will continue to do what we have always done, that is, to strive to make sound investment decisions in our ongoing effort to enhance shareholder value.

As always, we appreciate your continued confidence and support.
Respectfully submitted,

Brian C. Rogers
President of the fund and chairman of its Investment Advisory Committee January 17, 2003

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------
TWENTY-FIVE LARGEST HOLDINGS


                                                           Percent of
                                                           Net Assets
                                                             12/31/02
--------------------------------------------------------------------------------
Merck                                                             2.7%
Exxon Mobil                                                       2.4
Verizon Communications                                            2.3
ChevronTexaco                                                     2.0
Honeywell International                                           1.7
--------------------------------------------------------------------------------
GE                                                                1.6
Union Pacific                                                     1.6
Bristol-Myers Squibb                                              1.5
Bank One                                                          1.5
Royal Dutch Petroleum                                             1.4
--------------------------------------------------------------------------------
International Paper                                               1.4
Schering-Plough                                                   1.4
SBC Communications                                                1.4
Cooper Industries                                                 1.3
Wyeth                                                             1.3
--------------------------------------------------------------------------------
SAFECO                                                            1.3
Dow Jones                                                         1.3
DuPont                                                            1.2
Knight Ridder                                                     1.2
Hewlett-Packard                                                   1.2
--------------------------------------------------------------------------------
FleetBoston Financial                                             1.2
BP                                                                1.2
Alltel                                                            1.2
AOL Time Warner                                                   1.2
American Express                                                  1.1
--------------------------------------------------------------------------------
Total                                                            37.6%

Note: Table excludes investments in the T. Rowe Price Government Reserve Investment Fund.



T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size


6 Months Ended 12/31/02

Ten Largest Purchases
--------------------------------------------------------------------------------
CIGNA*
Home Depot*
Wyeth
Verizon Communications
TXU*
Royal Dutch Petroleum
Kimberly-Clark
Baxter International*
Honeywell International
Tyco International*


Ten Largest Sales
--------------------------------------------------------------------------------
BellSouth**
Procter & Gamble**
3M
BP
Hershey Foods
Rouse
TRW***
Exelon
Genuine Parts
Simon Property Group

*    Position added
**   Position eliminated
***  Eliminated due to merger



T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


LINE GRAPH:  EQUITY INCOME FUND
--------------------------------------------------------------------------------

                                Lipper
                 S&P 500        Equity Income         Equity
                 Index          Funds Index           Income Fund
12/31/92         10.000         10.000                10.000
12/31/93         11.008         11.484                11.484
12/31/94         11.153         11.379                12.004
12/31/95         15.345         14.774                16.008
12/31/96         18.868         17.429                19.274
12/31/97         25.163         22.162                24.829
12/31/98         32.354         24.772                27.119
12/31/99         39.162         25.809                28.156
12/31/00         35.595         27.735                31.850
12/31/01         31.364         26.293                32.371
12/31/02         24.432         21.972                28.149

Note: Performance for Advisor Class shares will vary due to the differing fee structures.
See returns table below.


Average Annual Compound Total Return
--------------------------------------------------------------------------------
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                              Since    Inception
12/31/02              1 Year    5 Years    10 Years    Inception         Date
--------------------------------------------------------------------------------
Equity Income Fund   -13.04%      2.54%      10.90%           --           --

Equity Income Fund-
Advisor Class        -13.18         --          --         1.00%      3/31/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Equity Income shares

                    Year
                   Ended
                12/31/02    12/31/01    12/31/00    12/31/99    12/31/98

NET ASSET VALUE

Beginning of
period         $   23.65   $   24.67   $   24.81   $   26.32   $   26.07

Investment activities

  Net investment
  income (loss)     0.38        0.37        0.50        0.54        0.61

  Net realized
  and unrealized
  gain (loss)      (3.43)      (0.02)**     2.51        0.45        1.74

  Total from
  investment
  activities       (3.05)       0.35        3.01        0.99        2.35

Distributions

  Net investment
  income           (0.36)      (0.36)      (0.51)      (0.53)      (0.61)

  Net realized
  gain             (0.45)      (1.01)      (2.64)      (1.97)      (1.49)

  Total
  distributions    (0.81)      (1.37)      (3.15)      (2.50)      (2.10)

NET ASSET VALUE

End of
period         $   19.79   $   23.65   $   24.67   $   24.81   $   26.32
--------------------------------------------------------------------------------

Ratios/Supplemental Data

Total return^     (13.04)%      1.64%      13.12%       3.82%       9.23%

Ratio of total
expenses to
average net
assets              0.79%       0.80%       0.78%       0.77%       0.77%

Ratio of net
investment income
(loss) to average
net assets          1.72%       1.53%       2.01%       1.95%       2.26%

Portfolio turnover
rate                15.2%       17.3%       21.9%       21.8%       22.6%

Net assets,
end of period
(in millions)  $   8,954   $  10,128   $  10,187   $  12,321   $  13,495

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Equity Income-Advisor Class shares

                                      Year         3/31/00
                                     Ended         Through
                                  12/31/02        12/31/01             12/31/00

NET ASSET VALUE

Beginning of
period                            $23.63   $         24.68      $         23.24

Investment activities

  Net investment
  income (loss)                     0.37              0.34                 0.36

  Net realized
  and unrealized
  gain (loss)                      (3.45             (0.02)                3.41

  Total from
  investment
  activities                       (3.08)             0.32                 3.77


Distributions

  Net investment
  income                           (0.35)            (0.36)               (0.40)

  Net realized
  gain                             (0.45)            (1.01)               (1.93)

Total distributions                (0.80)            (1.37)               (2.33)

NET ASSET VALUE

End of period                     $19.75   $         23.63      $         24.68
--------------------------------------------------------------------------------

Ratios/Supplemental Data

Total return^                     (13.18)%            1.51%               16.62%

Ratio of total
expenses to
average net
assets                             0.94%              0.90%               0.60%!

Ratio of net
investment income
(loss) to average
net assets                         1.72%               1.44%              2.09%!

Portfolio turnover
rate                               15.2%               17.3%              21.9%!

Net assets,
end of period
(in thousands)              $   878,375     $       307,957      $         851

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!    Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Equity Income-R Class shares

                                                              9/30/02
                                                              Through
                                                             12/31/02

NET ASSET VALUE

Beginning of period                                        $    18.54

Investment activities

  Net investment
  income (loss)                                                  0.09*+

  Net realized and
  unrealized gain (loss)                                         1.61*+

  Total from
  investment activities                                          1.70

Distributions

  Net investment income                                         (0.11)
  Net realized gain                                             (0.35)

Total distributions                                             (0.46)

NET ASSET VALUE

End of period                                              $    19.78
                                                           ----------

Ratios/Supplemental Data

Total return^                                                    9.15%*

Ratio of total expenses
to average net assets                                            1.08%!*

Ratio of net investment
income (loss) to average
net assets                                                       3.22%!*

Portfolio turnover rate                                          15.2%!

Net assets, end of period
(in thousands)                                             $    5,759

* Excludes expenses in excess of a 1.30% contractual expense limitation in effect through 4/30/04.

+ The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. The amount may be inconsistent with aggregate income, gains and losses reported elsewhere in the financial statements because of the timing of the fund share transactions in relation to shareholder distributions and fluctuating market values for the investment portfolio.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!    Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------
                                                               December 31, 2002


Statement of Net Assets                             Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands

Common Stocks  96.5%

CONSUMER DISCRETIONARY  14.9%

Automobiles  0.3%

Ford Motor                                       3,500,000      $        32,550
                                                                         32,550


Distributors  0.7%

Genuine Parts                                    2,300,000               70,840
                                                                         70,840


Hotels, Restaurants & Leisure  2.4%

Hilton                                           5,520,000               70,159
McDonald's                                       5,000,000               80,400
Starwood Hotels & Resorts Worldwide, REIT        3,750,000               89,025
                                                                        239,584

Household Durables  1.4%

Black & Decker                                   1,000,000               42,890
Fortune Brands                                   2,000,000               93,020
                                                                        135,910

Leisure Equipment & Products  1.7%

Eastman Kodak                                    3,185,000              111,603
Hasbro                                           5,000,000               57,750
                                                                        169,353

Media  6.3%

AOL Time Warner *                                8,750,000              114,625
Comcast, Class A *                               3,882,000               91,499
Disney                                           6,887,100              112,328
Dow Jones                                        3,000,000              129,690
Knight Ridder                                    1,920,000              121,440
Reader's Digest, Class A                         3,000,000               45,300
                                                                        614,882

Multiline Retail  0.9%

J.C. Penney                                        900,000               20,709
May Department Stores                            2,800,000               64,344
                                                                         85,053

Specialty Retail  1.2%

Home Depot                                       2,750,000               65,890
Toys "R" Us *                                    5,000,000               50,000
                                                                        115,890

Total Consumer Discretionary                                          1,464,062


CONSUMER STAPLES  7.7%

Beverages  0.9%

Brown-Forman, Class B                            1,350,000      $        88,236
                                                                         88,236

Food Products  2.8%

Campbell Soup                                    3,500,000               82,145
General Mills                                    1,750,000               82,162
Hershey Foods                                      750,000               50,580
Kellogg                                          1,000,000               34,270
McCormick                                        1,100,000               25,520
                                                                        274,677

Household Products  1.7%

Clorox                                           1,700,000               70,125
Kimberly-Clark                                   2,000,000               94,940
                                                                        165,065

Personal Products  0.9%

Gillette                                         2,900,000               88,044
                                                                         88,044

Tobacco  1.4%

Philip Morris                                    1,250,000               50,663
UST                                              2,800,000               93,604
                                                                        144,267

Total Consumer Staples                                                  760,289


ENERGY  9.9%

Energy Equipment & Services  0.4%

Baker Hughes                                     1,100,000               35,409
                                                                         35,409

Oil & Gas  9.5%

Amerada Hess                                     2,000,000              110,100
BP ADR                                           2,830,000              115,039
ChevronTexaco                                    3,000,000              199,440
Exxon Mobil                                      6,750,000              235,845
Marathon Oil                                     1,851,000               39,408
Royal Dutch Petroleum ADR                        3,200,000              140,864
Unocal                                           3,170,000               96,939
                                                                        937,635

Total Energy                                                            973,044


FINANCIALS  17.4%

Banks  6.8%

Bank of America                                  1,490,000      $       103,659
Bank One                                         4,000,000              146,200
FleetBoston Financial                            4,750,000              115,425
Mellon Financial                                 3,885,000              101,437
Mercantile Bankshares                            1,630,000               62,902
National City                                    1,920,000               52,455
Northern Trust                                     600,000               21,030
Wells Fargo                                      1,400,000               65,618
                                                                        668,726

Diversified Financials  4.1%

American Express                                 3,200,000              113,120
Citigroup                                        2,240,000               78,826
Fannie Mae                                       1,400,000               90,062
J.P. Morgan Chase                                3,300,000               79,200
Moody's                                          1,100,000               45,419
                                                                        406,627


Insurance  5.6%

American International Group                     1,320,658               76,400
Aon                                              1,800,000               34,002
Chubb                                            1,600,000               83,520
Lincoln National                                 1,600,000               50,528
Prudential                                       1,000,000               31,740
SAFECO                                           3,750,000              130,012
St. Paul Companies                               1,750,000               59,588
UnumProvident                                    4,750,000               83,315
                                                                        549,105


Real Estate  0.9%

Rouse, REIT                                        200,000                6,340
Simon Property Group, REIT                       2,250,000               76,657
                                                                         82,997

Total Financials                                                      1,707,455


HEALTH CARE  9.4%

Health Care Equipment & Supplies  1.0%

Baxter International                             1,500,000      $        42,000
Becton, Dickinson                                1,750,000               53,708
                                                                         95,708


Health Care Providers & Services  0.8%
CIGNA                                            2,000,000               82,240
                                                                         82,240

Pharmaceuticals  7.6%

Abbott Laboratories                              1,500,000               60,000
Bristol-Myers Squibb                             6,500,000              150,475
Merck                                            4,750,000              268,897
Schering-Plough                                  6,250,000              138,750
Wyeth                                            3,500,000              130,900
                                                                        749,022

Total Health Care                                                       926,970


INDUSTRIALS & BUSINESS SERVICES  15.4%

Aerospace & Defense  3.9%

Honeywell International                          6,906,400              165,754
Lockheed Martin                                  1,050,000               60,637
Raytheon                                         1,817,700               55,894
Rockwell Collins                                 4,228,400               98,353
                                                                        380,638

Commercial Services & Supplies  2.0%

Dun & Bradstreet *                               1,250,000               43,113
R.R. Donnelley                                   2,000,000               43,540
Waste Management                                 4,560,000              104,515
                                                                        191,168

Electrical Equipment  3.1%

Cooper Industries                                3,600,000              131,220
Emerson Electric                                 1,000,000               50,850
Hubbell, Class B                                 1,968,000               69,155
Rockwell Automation                              2,800,000               57,988
                                                                        309,213

Industrial Conglomerates  2.7%

3M                                                 550,000      $        67,815
GE                                               6,500,000              158,275
Tyco International                               2,200,000               37,576
                                                                        263,666

Machinery  1.3%

Eaton                                              700,000               54,677
Pall                                             4,600,000               76,728
                                                                        131,405

Road & Rail  2.4%

Norfolk Southern                                 4,200,000               83,958
Union Pacific                                    2,600,000              155,662
                                                                        239,620

Total Industrials & Business Services                                 1,515,710


INFORMATION TECHNOLOGY  3.7%

Communications Equipment  1.1%

Cisco Systems *                                  3,000,000               39,300
Lucent Technologies *                           11,250,000               14,175
Motorola                                         6,000,000               51,900
                                                                        105,375

Computer Peripherals  1.2%

Hewlett-Packard                                  6,920,625              120,142
                                                                        120,142


Office Electronics  0.2%
Xerox *                                          2,180,000               17,549
                                                                         17,549

Semiconductor Equipment & Products  0.5%

Agere Systems, Class A *                         6,770,310                9,749
Agere Systems, Class B *                         2,447,207                3,426
Texas Instruments                                2,850,000               42,779
                                                                         55,954


Software  0.7%

Microsoft *                                      1,300,000               67,210
                                                                         67,210

Total Information Technology                                            366,230


MATERIALS  5.9%

Chemicals  4.2%

Dow Chemical                                     3,500,000      $       103,950
DuPont                                           2,880,000              122,112
Great Lakes Chemical !                           2,700,000               64,476
Hercules *                                       4,641,400               40,844
International Flavors & Fragrances               2,250,000               78,975
                                                                        410,357

Paper & Forest Products  1.7%

International Paper                              4,000,000              139,880
MeadWestvaco                                     1,060,000               26,193
                                                                        166,073

Total Materials                                                         576,430


TELECOMMUNICATION SERVICES  7.2%

Diversified Telecommunication Services  7.2%

Alltel                                           2,250,000              114,750
AT&T                                             2,400,000               62,664
Qwest Communications International *            20,000,000              100,000
SBC Communications                               5,000,000              135,550
Sprint                                           5,250,000               76,020
Verizon Communications                           5,750,000              222,812

Total Telecommunication Services                                        711,796


UTILITIES  5.0%

Electric Utilities  2.9%

Constellation Energy Group                       4,000,000              111,280
Exelon                                           1,000,000               52,770
FirstEnergy                                      1,700,000               56,049
TXU                                              3,714,500               69,387
                                                                        289,486

Gas Utilities  0.9%

NiSource                                         4,500,000               90,000
                                                                         90,000


Multi-Utilities & Unregulated Power  1.2%

Duke Energy                                      4,250,000      $        83,045
El Paso Energy                                   4,500,000               31,320
                                                                        114,365

Total Utilities                                                         493,851

Total Common Stocks (Cost  $9,602,542)                                9,495,837


Convertible Preferred Stocks  0.6%

Ford Motor Company Capital Trust II                574,000               23,448
Lucent Technologies, 144A                           66,228               33,187

Total Convertible Preferred
Stocks (Cost  $84,242)                                                   56,635


Short-Term Investments  3.3%

Money Market Fund  3.3%

T. Rowe Price Reserve
Investment Fund, 1.53% #!                      320,521,938              320,522

Total Short-Term
Investments (Cost  $320,522)                                            320,522

Total Investments in Securities
100.4% of Net Assets (Cost $10,007,306)                         $     9,872,994

Other Assets Less Liabilities                                           (35,172)

NET ASSETS                                                      $     9,837,822
                                                                ---------------

Net Assets Consist of:

Undistributed net investment income (loss)                      $         6,606

Undistributed net realized gain (loss)                                    9,654

Net unrealized gain (loss)                                             (134,312)

Paid-in-capital applicable to
497,075,579 shares of no par
value capital stock outstanding;
unlimited shares authorized                                           9,955,874


NET ASSETS                                                      $     9,837,822
                                                                ---------------

NET ASSET VALUE PER SHARE

Equity Income shares
($8,953,688,480/452,321,038
shares outstanding)                                             $         19.79
                                                                ---------------

Equity Income-Advisor Class shares
($878,374,757/44,463,451
shares outstanding)                                             $         19.75
                                                                ---------------

Equity Income-R Class shares
($5,759,206/291,090
shares outstanding)                                             $         19.78
                                                                ---------------
#    Seven-day yield

*    Non-income producing

! Affiliated company, as defined by the Investment Company Act of 1940, as a result of the fund's ownership of at least 5% of the company's outstanding voting securities.

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers-total of such securities at period-end amounts to $33,187 and represents 0.3% of net assets

ADR  American Depository Receipts

REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                                 Year
                                                                Ended
                                                             12/31/02

Investment Income (Loss)

Income
  Dividend (including $875 from
  affiliated companies)                                    $  248,757

  Interest                                                      8,198

  Total income                                                256,955

Expenses
  Investment management                                        58,414
  Shareholder servicing
    Equity Income shares                                       19,919
    Equity Income-Advisor Class shares                            534
  Distribution
    Equity Income-Advisor Class shares                          1,389
    Equity Income-R Class shares                                    1
  Custody and accounting                                          387
  Prospectus and shareholder reports
    Equity Income shares                                          370
    Equity Income-Advisor Class shares                             60
  Proxy and annual meeting                                        161
  Registration                                                     51
  Trustees                                                         50
  Legal and audit                                                  31
  Miscellaneous                                                    74
  Total expenses                                               81,441
  Expenses paid indirectly                                       (396)
  Net expenses                                                 81,045
Net investment income (loss)                                  175,910

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                        207,302

Change in net unrealized gain (loss) on securities         (1,840,249)

Net realized and unrealized gain (loss)                    (1,632,947)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $(1,457,037)
                                                           -----------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                  12/31/02             12/31/01

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                            $       175,910      $       153,991

  Net realized
  gain (loss)                                      207,302              316,376

  Change in net
  unrealized gain
  (loss)                                        (1,840,249)            (300,567)

  Increase (decrease)
  in net assets
  from operations                               (1,457,037)             169,800


Distributions to shareholders

  Net investment income

    Equity Income shares                          (159,289)            (149,371)

    Equity Income-Advisor
    Class shares                                   (10,398)              (1,267)

    Equity Income-R Class shares                       (12)                  --


  Net realized gain

    Equity Income shares                          (199,037)            (417,472)

    Equity Income-Advisor
    Class shares                                   (16,452)              (7,279)

    Equity Income-R Class shares                       (40)                  --

  Decrease in net assets
  from distributions                              (385,228)            (575,389)


Capital share transactions *

  Shares sold

    Equity Income shares                         1,866,678            1,651,862

    Equity Income-Advisor
    Class shares                                   914,477              309,282

    Equity Income-R Class shares                     5,925                   --

  Distributions reinvested

    Equity Income shares                           342,908              544,660

    Equity Income-Advisor
    Class shares                                    26,707                8,514

    Equity Income-R Class shares                        52                   --


  Shares redeemed

    Equity Income shares                        (1,650,176)          (1,851,839)

    Equity Income-Advisor
    Class shares                                  (262,683)              (8,204)

  Equity Income-R Class shares                      (123)                  --

  Increase (decrease) in net
  assets from capital share
  transactions                                   1,243,765              654,275


Net Assets

Increase (decrease)
during period                                     (598,500)             248,686

Beginning of period                             10,436,322           10,187,636

End of period                              $     9,837,822      $    10,436,322
--------------------------------------------------------------------------------


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                      Year
                                                     Ended
                                                  12/31/02             12/31/01

*Share information

  Shares sold

    Equity Income shares                            84,263               68,353

    Equity Income-Advisor
    Class shares                                    43,125               12,978

    Equity Income-R Class shares                       294                   --

  Distributions reinvested

    Equity Income shares                            16,415               23,502

    Equity Income-Advisor
    Class shares                                     1,309                  367

    Equity Income-R Class shares                         3                   --

  Shares redeemed

    Equity Income shares                           (76,535)             (76,526)

    Equity Income-Advisor
    Class shares                                   (13,002)                (348)

    Equity Income-R Class shares                        (6)                  --

  Increase (decrease)
  in shares outstanding                             55,866               28,326

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------
                                                               December 31, 2002


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Equity Income Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. The fund has three classes of shares: Equity Income Fund, offered since October 31, 1985, Equity Income Fund-Advisor Class, offered since March 31, 2000, and Equity Income Fund-R Class, which was first offered on September 30, 2002. Advisor Class shares are offered only through brokers and other financial intermediaries and R Class shares are only available to small retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution and certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

Class Accounting The Advisor Class and R Class each pay distribution and administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class's settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class's shares outstanding. Income distributions are declared and paid by each class on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $390,000 and $6,000, respectively, for the year ended December 31, 2002.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Affiliated Companies The fund may invest in certain securities that are considered affiliated companies, as defined by the 1940 Act. An affiliated company is one in which the fund owns at least 5% or more of the outstanding voting securities. At December 31, 2002, the value of affiliated companies included in the fund's investments in securities totaled $384,998,000 (3.9%). For the year then ended, $875,000 (0.4%) of dividend income and $8,202,000 (100%) of interest income reflected on the accompanying Statement of Operations resulted from transactions with affiliated companies.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,604,515,000 and $1,499,378,000, respectively, for the year ended December 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

Distributions during the year ended December 31, 2002 were characterized as follows for tax purposes:

--------------------------------------------------------------------------------
Ordinary income                                            $174,565,000
Long-term capital gain                                      210,663,000
Total distributions                                        $385,228,000


At December 31, 2002 the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------
Unrealized appreciation                                    $1,591,906,000
Unrealized depreciation                                    (1,726,218,000)
Net unrealized appreciation (depreciation)                   (134,312,000)
Undistributed ordinary income                                   6,606,000
Undistributed long-term capital gain                            9,654,000
Paid-in capital                                             9,955,874,000
Net assets                                                 $9,837,822,000


For the year ended December 31, 2002, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in-capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------
Undistributed net realized gain                            $(28,326,000)
Paid-in capital                                              28,326,000


At December 31, 2002, the cost of investments for federal income tax purposes was $10,007,306,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At December 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $4,848,000.

Through December 31, 2003 for the Advisor Class and through April 30, 2004 for the R Class, the manager has agreed to bear any expenses that would cause the class' ratio of total expenses to average net assets (expense ratio) to exceed 1.00% and 1.30%, respectively. Thereafter, through December 31, 2005 for the Advisor Class and through April 30, 2006 for the R Class, the class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed 1.00% and 1.30%, respectively.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Equity Income share class. Expenses incurred pursuant to these service agreements totaled $14,500,000 for the year ended December 31, 2002, of which $1,705,000 was payable at period-end.

The Equity Income Fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2002, the Equity Income class was allocated $1,507,000 of Spectrum Funds' expenses, of which $1,093,000 related to services provided by Price and $98,000 was payable at period-end. At December 31, 2002, approximately 6.7% of the outstanding shares of the Equity Income class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $8,202,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of T. Rowe Price Equity Income Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Equity Income Fund (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 2003



T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/02
--------------------------------------------------------------------------------
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $14,419,000 from short-term capital gains,

o $229,436,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $186,495,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.



T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

About the Fund's Trustees and Officers

Your fund is governed by a Board of Trustees that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's trustees are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" trustees are officers of T. Rowe Price. The Board of Trustees elects the fund's officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Trustees

Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Directorships of Other Public Companies
--------------------------------------------------------------------------------
Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
2001                            estate developers

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
1994

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
1988                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers

Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
1994                            Inc., The Rouse Company, and US Airways Group,
                                Inc.

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
2001                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company

Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
1985

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1994                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent trustee oversees 105 T. Rowe Price portfolios and serves until the election of a successor.



T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Inside Trustees
Name (Date of Birth)
Year Elected*
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Directorships of Other Public Companies
--------------------------------------------------------------------------------
James A.C. Kennedy              Director and Vice President, T. Rowe Price and
(8/15/53)                       T. Rowe Price Group, Inc.
1997
[37]

James S. Riepe          Director and Vice President, T. Rowe Price;
(6/25/43)               Vice Chairman of the Board, Director, and Vice
1985                    President, T. Rowe Price Group, Inc.; Chairman
[105]                   of the Board and Director, T. Rowe Price Global
                        Asset Management Limited, T. Rowe Price
                        Investment Services, Inc., T. Rowe Price
                        Retirement Plan Services, Inc., and T. Rowe
                        Price Services, Inc.; Chairman of the Board,
                        Director, President, and Trust Officer, T. Rowe
                        Price Trust Company; Director, T. Rowe Price
                        International, Inc., and T. Rowe Price Global
                        Investment Services Limited; Chairman of the
                        Board, Equity Income Fund


M. David Testa          Chief Investment Officer, Director, and Vice President,
(4/22/44) 1994          T. Rowe Price; Vice Chairman of the Board, Chief
[105]                   Investment Officer, Director, and Vice President,
                        T. Rowe Price Group, Inc.; Director, T. Rowe Price
                        Global Asset Management Limited, T. Rowe Price Global
                        Investment Services Limited, and T. Rowe Price
                        International, Inc.; Director and Vice President,
                        T. Rowe Price Trust Company
--------------------------------------------------------------------------------
*Each inside trustee serves until the election of a successor.



Officers

Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------
Stephen W. Boesel (12/28/44)            Vice President, T. Rowe Price, T. Rowe
Vice President, Equity Income Fund      Price Group, Inc., and T. Rowe Price
                                        Trust Company

Andrew M. Brooks (2/16/56)              Vice President, T. Rowe Price and
Vice President, Equity Income Fund      T. Rowe Price Group, Inc.

Joseph A. Carrier (12/30/60)
Treasurer, Equity Income Fund           Vice President, T. Rowe Price, T. Rowe
                                        Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.

Arthur B. Cecil III ( 9/15/42)
Vice President, Equity Income Fund      Vice President, T. Rowe Price and
                                        T. Rowe Price Group, Inc.

Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, Equity Income Fund      Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., T. Rowe Price
                                        Services, Inc., and T. Rowe Price Trust
                                        Company; Vice President, T. Rowe Price,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

J. Jeffrey Lang (1/10/62)               Vice President, T. Rowe Price and
Vice President, Equity Income Fund      T. Rowe Price Trust Company

John D. Linehan (1/21/65)
Vice President, Equity Income Fund      Vice President, T. Rowe Price, T. Rowe
                                        Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, Equity Income Fund           and T. Rowe Price Investment Services,
                                        Inc.

David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, Equity Income Fund          Price Group, Inc., and T. Rowe Price
                                        Trust Company

Brian C. Rogers (6/27/55)               Director and Vice President, T. Rowe
President, Equity Income Fund           Price Group, Inc.; Vice President,
                                        T. Rowe Price and T. Rowe Price Trust
                                        Company

William J. Stromberg (3/10/60)          Vice President, T. Rowe Price and
Vice President, Equity Income Fund      T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Web Services
--------------------------------------------------------------------------------

www.troweprice.com


ACCOUNT INFORMATION

Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.


FINANCIAL TOOLS AND CALCULATORS

College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

Morningstar(registered trademark) Portfolio Tracker(servicemark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


INVESTMENT TRACKING AND INFORMATION

My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

Morningstar(registered trademark) Portfolio Watchlist(servicemark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

Morningstar(registered trademark) Portfolio X-Ray(servicemark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.



T. Rowe Price College Planning
--------------------------------------------------------------------------------

College Planning

With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price Retirement Services

T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.


PLANNING TOOLS AND SERVICES

T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


INVESTMENT VEHICLES

Individual Retirement Accounts (IRAs)
No-Load Variable Annuities
Small Business Retirement Plans

* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010
Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

LOGO: T. Rowe Price Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202
29074                                                          F71-050  12/31/02